UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

Sow Good Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sow Good Inc.

1440 N Union Bower Rd

Irving, TX 7506

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2026, Sow Good Inc. (the “Company”) filed a certificate of amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware, to implement the Reverse Stock Split (as defined below) as described below in Item 8.01, as approved on February 12, 2026 by stockholders representing a majority of the Company’s voting power, and by the Company’s board of directors on April 10, 2026. The Charter Amendment and the Reverse Stock Split will become effective as of 5:00 p.m. ET on April 23, 2026. The foregoing description of the Charter Amendment is a summary of the material terms thereof, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Reverse Stock Split

On April 17, 2026, the Company announced a one-for-fifteen reverse stock split of all the outstanding shares of its common stock (the “Reverse Stock Split”), effective after the close of business on April 23, 2025. As a result of the Reverse Stock Split, there will be 20,053,424 shares of common stock of the Company issued and outstanding immediately after the Reverse Stock Split. All fractional shares of common stock that would result from the Reverse Stock Split will be rounded up to the nearest whole share.

In connection with the Reverse Stock Split, the total number of shares of common stock available under, as well as the number of shares underlying each outstanding equity award under the Company’s 2020 Stock Incentive Plan and 2024 Stock Incentive Plan will be adjusted on a fifteen-to-one basis.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation, dated as of April 17, 2026.
99.1	Press Release issued by Sow Good Inc., dated April 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026	SOW GOOD INC.

	By:	/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

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